ALLIANCE MULTI-MARKET STRATEGY TRUST

ANNUAL REPORT
OCTOBER 31, 1995

ALLIANCE
MUTUAL FUNDS WITHOUT THE MYSTERY.



LETTER TO SHAREHOLDERS               ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

December 4, 1995

Dear Shareholder:

The U.S. bond market continued its broad-based rally over the past six months. The rally strengthened despite strong third quarter gross domestic product growth, as restrained inflationary pressures and expectations for a more accommodative monetary policy buoyed investor confidence. Outside the U.S., emerging market and other foreign debt prices also rose during the six-month reporting period.

MARKET REVIEW
As expected a year ago, the Federal Reserve's monetary tightening that began early in 1994 came to an end as economic growth moderated to more sustainable levels. Short-term interest rates stabilized following the late December 1994 Mexican peso crisis and the increase in the federal funds rate in February of 1995. Longer-term interest rates declined sharply in April as evidence of a slowing, but still healthy, economy mounted and inflationary fears receded. Lower interest rates combined with significant corporate earnings growth has supported a strong rally in stocks and across nearly all sectors of the fixed income markets for most of 1995. Inflation remains at very low levels and progress is underway in Washington to balance the U.S. fiscal budget.

The rally in the U.S. bond market has been fueled largely by favorable economic developments. Investment grade and high yield corporate securities offered the highest total return, but across all major sectors of the U.S. fixed income market longer-duration securities outperformed shorter-duration securities as rates on all maturities declined.

Emerging market and other foreign debt prices have rebounded sharply since March due in part to the favorable U.S. interest rate environment and some improvement in the Mexican and Argentine economic outlook.

INVESTMENT RESULTS
Alliance Multi-Market Strategy Trust benefited from 1995's bond market price gains, though twelve-month performance was restrained by the difficult market conditions that existed in late 1994 and early 1995. Most of the Fund's gain has been achieved over the past six months as emerging market and other foreign debt prices recovered. In the table below, your Fund's performance over the fiscal reporting period ended October 31, 1995, is compared with the short maturity U.S. government bond market, represented by the Merrill Lynch (ML) 1-3 Year Government Bond Index, and the Lipper Short World Multi-Market Income Funds Average, which reflects performance of 44 funds (complete descriptions of these unmanaged benchmarks appear on page 4):


                                    Total Return as of October 31, 1995
                                          12 Months       6 Months
                                          ---------       --------
  ALLIANCE MULTI-MARKET STRATEGY TRUST
    Class A                                 -6.47%         +6.08%
    Class B                                 -7.31%         +5.44%
    Class C                                 -7.29%         +5.61%

  ML 1-3 Year Index                         +2.17%         +1.39%
  Lipper Short World MM
    Income Funds Avg.                       +3.18%         +4.58%


The Fund's total returns are based on the net asset values of each class of shares as of October 31; additional investment results appear on page 4. As of October 31, the Fund's net assets were distributed as follows:


     PORTFOLIO DISTRIBUTION BY COUNTRY
     U.S. - 28.2%
     Denmark - 11.1%
     Ireland - 9.8%
     Germany - 9.3%
     Finland - 8.2%
     Canada - 7.7%
     Australia - 7.0%
     Mexico - 6.6%
     Spain - 4.5%
     New Zealand - 4.0%
     Portugal - 3.6%


INVESTMENT OUTLOOK
In the following pages is a discussion with Douglas Peebles, your Fund's portfolio manager. Mr. Peebles pro-


1



                                     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

vides an update on the current political and economic situation in Mexico, on new areas of investment for the Fund since we last reported and on the areas that he expects will provide future opportunities. We appreciate your investment in the Fund and look forward to updating you on its progress in the coming period.

Sincerely,

John D. Carifa
Chairman and President


2



INTERVIEW WITH PORTFOLIO MANAGER
DOUGLAS J. PEEBLES, VICE PRESIDENT   ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

Q: THE FUND'S NET ASSET VALUE REMAINED FAIRLY STABLEOVER THE LAST SIX MONTHS. WHAT WERE THE MAIN FACTORS BEHIND THE FAVORABLE TOTAL RETURNS?

MR. PEEBLES: Two main factors influenced the Fund's performance during the last six months. First was the strong price appreciation in global fixed income markets. Your Fund's five-year maturity restriction limited the benefit of these gains to a degree, but the rally was strong even at the short- to medium-term ends of global yield curves. The second factor involved the decline in the value of the Japanese yen of approximately 20% from its peak in June. Since we have been using the yen as a hedge currency, this worked quite nicely in the Fund's favor.

Q: WHAT ARE YOU EXPECTING FOR MAJOR CURRENCIES OVER THE NEAR TERM?

MR. PEEBLES: Our currency outlook is really more of an outlook on the U.S. dollar. We are expecting the dollar to appreciate versus both the Japanese yen and the German deutschemark.

The long-standing U.S. trade deficit appears to have peaked, which should benefit the dollar, but, more importantly, the outlook for our budget deficit compared to the Japanese and German budget deficits is very favorable. The poor fiscal situations in Europe and Japan will impede economic growth in these regions which should contribute to weaker currencies. Also, in the U.S., structural reform in both the labor market and in the corporate sector have far outweighed any reforms undertaken in Europe or Japan. In Europe the social welfare system remains far too large in the current competitive global environment, and Japanese markets for goods and services remain closed to global competition, thus hindering its economy. For these reasons we look for the dollar to appreciate.

Q: SUBSEQUENT TO THE OCTOBER 31 REPORTING PERIOD, YOU INITIATED EXPOSURE TO THE THAI BAHT. WHY HAVE YOU ESTABLISHED A POSITION IN THIS CURRENCY?

MR. PEEBLES: The East Asian region has had the strongest overall economic growth of any region in the world in the last 10 years or so. In our view, this strong growth pattern should continue over the next decade and specifically, we believe exposure to the Thai Baht will benefit the Fund's performance.

There are a couple of major events that have already helped spur growth in countries such as Thailand. First, The People's Republic of China is beginning to open up its market to outsiders and Thailand will benefit because of its broadly educated population, relatively cheap labor force and established manufacturing base.

Also, many Japanese companies have started to outsource their manufacturing into Thailand as the cost structures there are a fraction of those in Japan. Consequently, foreign direct investment in Thailand by the Japanese can be expected to remain at high levels.

Q: THE PORTFOLIO'S EXPOSURE TO MEXICO IS A BIT LOWER THAN IT WAS IN APRIL. ARE THERE STILL OPPORTUNITIES IN MEXICO?

MR. PEEBLES: In our view the Mexican peso remains very cheap and real interest rates remain attractive-that is why the Fund is still invested in Mexico. However, the political situation, the banking sector, and the monetary policies of the Mexican officials all remain quite nebulous. We must have a clearer picture of how some of the outstanding issues will be worked out before we commit more of the Fund's assets to Mexico.

Q: OVERALL, WHAT IS YOUR OUTLOOK FOR GLOBAL FIXED INCOME INVESTING GOING
FORWARD?

MR. PEEBLES: Our outlook continues to be relatively favorable. The last move in official interest rates by all three of the world's major central banks, the U.S. Federal Reserve, the German Bundesbank and the Bank of Japan, was to lower rates, which we believe could be repeated when monetary policy is next reviewed. Although the U.S. and Japanese markets are already fairly priced for any potential central bank easing, the European yield curves remain quite steep and therefore further capital appreciation potential still exists in the short ends of European fixed income markets.


3



INVESTMENT RESULTS                   ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 1995


CLASS A SHARES
                                  WITHOUT         WITH
                               SALES CHARGE   SALES CHARGE
                               ------------   ------------
 . One Year                         -6.47%        -10.48%
 . Since Inception*                 +0.01%         -0.96%
 . SEC Yield                         6.95%

CLASS B SHARES
                                  WITHOUT         WITH
                               SALES CHARGE   SALES CHARGE
                               ------------   ------------
 . One Year                         -7.31%         -9.85%
 . Since Inception*                 -0.75%         -0.75%
 . SEC Yield                         6.54%

CLASS C SHARES
 . One Year                         -7.29%
 . Since Inception*                 -2.20%
 . SEC Yield                         6.54%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields are for the 30 days ended October 31, 1995.


*  Inception: 5/29/91 Class A and Class B; 5/3/93 Class C.




$10,000 INVESTMENT OVER LIFE OF FUND:  5/31/91 TO 10/31/95


$14,000
                  ML 1-3 Year
                  Gov't Index
$13,000

$12,000
                                  Multi-Market               Lipper Short World
                                  Strategy Trust             Multi-Market Income
                                  Class A: $9,583            Funds Average
$11,000

$10,000

$ 9,000

            5/31/91                                10/31/95









This chart illustrates the total value of an assumed $10,000 investment in Alliance Multi-Market Strategy Trust Class A shares (from inception) after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Results should not be considered representative of future gain or loss in capital value or dividend income.

The Merrill Lynch 1-3 Year Government Index is composed of U.S. Government agency and Treasury securities with maturities of one to three years. The Lipper Short World Multi-Market Income Funds Average reflects performance of 44 funds that invest in non-U.S. dollar and U.S. dollar debt instruments. The funds tracked by Lipper Analytical Services have generally similar investment objectives to Alliance Multi-Market Strategy Trust, though some of the funds may have somewhat different investment policies.

When comparing Alliance Multi-Market Strategy Trust to the Index above, you should note that the fund's performance reflects the maximum sales charge of 4.25%, while no such charges are reflected in the performance of the benchmarks.


4



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995                     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)    U.S. $VALUE
----------------------------------------------------------------------
AUSTRALIA-6.9%
GOVERNMENT OBLIGATION-6.9%
Republic of Australia
  13.00%, 7/15/00(a)
  (cost $13,621,647)                       AU$   15,000    $13,484,114

CANADA-7.7%
GOVERNMENT OBLIGATION-5.0%
Government of Canada
  8.50%, 3/01/00(a)                        CA$   12,500      9,791,512
DEBT OBLIGATION-2.7%
Abbey National Plc.
  7.50%, 7/16/98(a)                               7,000      5,248,175
Total Canadian Securities
  (cost $15,034,680)                                        15,039,687

DENMARK-11.1%
GOVERNMENT OBLIGATION-11.1%
Kingdom of Denmark
  6.00%, 12/10/99(a)
  (cost $20,445,553)                       DKK  120,000     21,558,916

FINLAND-8.2%
GOVERNMENT OBLIGATION-8.2%
Republic of Finland
  11.00%, 1/15/99(a)
  (cost $15,241,429)                       FIM   60,000     15,941,320

GERMANY-9.4%
DEBT OBLIGATIONS-5.3%
Dresdner Finance
  6.50%, 5/22/00(a)                        DEM   10,000      7,356,339
SMM Trust Co., Ltd. FRN
  4.66%, 11/22/96(a)(c)                           4,000      2,842,176
                                                            10,198,515
GOVERNMENT OBLIGATION-4.1%
Federal Republic of Germany
  8.50%, 8/21/00(a)                              10,000      7,966,879
Total German Securities
  (cost $17,692,851)                                        18,165,394

IRELAND-9.9%
GOVERNMENT OBLIGATION-9.9%
Republic of Ireland
  6.25%, 4/01/99(a)
  (cost $18,579,332)                       IEP   12,200    $19,130,259

MEXICO-12.2%
GOVERNMENT OBLIGATIONS-12.2%
Mexican Treasury Bills
  46.50%, 11/01/95(a)(b)                   MXP   77,400     10,964,451
  38.00%, 1/04/96(a)(b)                          14,000      1,831,121
  40.00%, 1/25/96(b)                             20,000      2,564,411
  44.70%, 2/01/96(b)                             30,000      3,819,056
  45.00%, 2/08/96(b)                             36,406      4,595,257
Total Mexican Securities
  (cost $25,768,921)                                        23,774,296

NEW ZEALAND-4.0%
GOVERNMENT OBLIGATIONS-4.0%
Government of New Zealand
  9.00%, 11/15/96(a)                       NZ$   10,000      6,680,872
  10.00%, 7/15/97(a)                              1,600      1,098,195
Total New Zealand Securities
  (cost $7,706,279)                                          7,779,067

PORTUGAL-3.6%
GOVERNMENT OBLIGATIONS-3.6%
Government of Portugal
  11.88%, 2/23/00
  (cost $7,021,385)                        PTE  1,000,000    6,980,562

SPAIN-4.5%
GOVERNMENT OBLIGATION-4.5%
Government of Spain
  12.25%, 3/25/00(a)
  (cost $8,717,976)                        ESP  1,000,000    8,677,012


5



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)    U.S. $VALUE
----------------------------------------------------------------------
UNITED STATES-30.6%
DEBT OBLIGATIONS-3.7%
ISIS, Ltd. VRN
  6.00%, 12/15/95(c)                       US$    5,200    $ 5,198,440
SMM Trust Co., Ltd. FRN
  6.25%, 11/22/96(c)                              2,000      1,999,400
                                                             7,197,840
COMMERCIAL PAPER-2.6%
Merrill Lynch
  5.89%, 11/13/95(a)(b)                           5,000      4,989,365
TIME DEPOSITS-24.3%
Toronto Dominion Bank
  5.97%, 11/13/95                                10,000     10,000,000
Wachovia Bank
  5.90%, 11/01/95                          US$   35,400    $35,400,000
WestDeutsche Landesbank
  5.56%, 1/09/96                                  1,800      1,800,000
                                                            47,200,000
Total United States Securities
  (cost $59,392,277)                                        59,387,205

TOTAL INVESTMENTS-108.1%
  (cost $209,222,330)                                      209,917,832
Other assets less liabilities-(8.1)%                       (15,744,644)

NET ASSETS-100%                                           $194,173,188


(a) Security, or portion thereof, has been segregated to collateralize forward exchange currency contracts. This collateral has a total market value of approximately $137,560,706.

(b)  Annualized yield to maturity at purchase date.

(c)  Stated interest rate in effect at October 31, 1995.

     Glossary:
     FRN - Floating Rate Note.
     VRN - Variable Rate Note.

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995                     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $209,222,330)         $209,917,832
  Cash                                                                  29,651
  Receivable for investment securities sold                         16,795,397
  Interest receivable                                                6,431,028
  Deferred organization expenses and other assets                      118,977
  Total assets                                                     233,292,885

LIABILITIES
  Payable for investment securities purchased                       35,357,251
  Unrealized depreciation of forward exchange currency contracts     1,532,247
  Payable for capital stock redeemed                                   947,697
  Dividend payable                                                     532,800
  Unrealized depreciation of swap contracts                            215,542
  Distribution fee payable                                             121,660
  Advisory fee payable                                                 101,062
  Loan fee payable                                                       8,073
  Accrued expenses and other liabilities                               303,365
  Total liabilities                                                 39,119,697

NET ASSETS                                                        $194,173,188

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     28,445
  Additional paid-in capital                                       215,483,859
  Distributions in excess of net investment income                      21,359
  Accumulated net realized loss on investments, options,
    swaps, and foreign currency transactions                       (20,333,497)
  Net unrealized depreciation of investments, swaps, and
    foreign currency denominated assets and liabilities             (1,026,978)
                                                                  $194,173,188

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($76,837,089/
    11,255,641 shares of capital stock issued and outstanding)           $6.83
  Sales charge-4.25% of public offering price                              .30
  Maximum offering price                                                 $7.13

  CLASS B SHARES
  Net asset value and offering price per share ($116,550,528/
    17,074,930 shares of capital stock issued and outstanding)           $6.83

  CLASS C SHARES
  Net asset value, redemption and offering price per share($785,571/
    115,052 shares of capital stock issued and outstanding)              $6.83


See notes to financial statements.


7



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1995          ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $53,163)              $21,481,803

EXPENSES
  Advisory fee                                        $1,299,765
  Distribution fee - Class A                             187,381
  Distribution fee - Class B                           1,532,518
  Distribution fee - Class C                               8,959
  Transfer agency                                        476,068
  Custodian                                              299,705
  Administrative                                         166,607
  Loan commitment fees (see Note E)                      142,868
  Audit and legal                                        135,211
  Printing                                                78,115
  Amortization of organization expenses                   48,545
  Registration                                            30,703
  Directors' fees                                         24,327
  Miscellaneous                                           98,480
  Total expenses                                                     4,529,252
  Net investment income                                             16,952,551

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment and swap transactions             (6,055,909)
  Net realized loss on purchased options and foreign currency
    transactions                                                   (34,547,507)
  Net realized loss on written options                              (3,527,762)
  Net change in unrealized appreciation (depreciation) of:
    Investment and swap transactions                                 3,931,903
    Foreign currency denominated assets and liabilities              2,392,683
  Net loss on investments                                          (37,806,592)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $(20,854,041)


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS   ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                     OCTOBER 31,    OCTOBER 31,
                                                         1995           1994
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $ 16,952,551   $ 26,363,866
  Net realized loss on investments, swaps,
    options and foreign currency transactions       (44,131,178)   (32,781,216)
  Net change in unrealized appreciation
    (depreciation) of investments, swaps, options,
    and foreign currency denominated assets and
    liabilities                                       6,324,586     (8,617,153)
  Net decrease in net assets from operations        (20,854,041)   (15,034,503)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                                  -0-      (745,254)
    Class B                                                  -0-    (3,347,613)
    Class C                                                  -0-       (21,444)
  Tax return of capital
    Class A                                          (6,001,336)    (4,555,064)
    Class B                                         (13,227,764)   (20,460,937)
    Class C                                             (77,659)      (131,070)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (53,199,891)  (183,051,132)
  Total decrease                                    (93,360,691)  (227,347,017)

NET ASSETS
  Beginning of year                                 287,533,879    514,880,896
  End of year (including undistributed net
    investment income of $21,359 at
    October 31, 1995)                              $194,173,188   $287,533,879


See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995                     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Multi-Market Strategy Trust, Inc. (the 'Fund'), was incorporated in the State of Maryland on March 7, 1991 as a non-diversified, open-end investment company.

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Restricted securities are valued at fair value as determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized losses on options and foreign currency transactions of $34,547,507 represent foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $243,000 have been deferred and are being amortized on a straight-line basis through May 1996.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date the securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

7. RECLASSIFICATIONS OF NET ASSETS
As of October 31, 1995, differences totalling ($2,375,567) and ($42,270,751) were reclassified from undistributed net investment income and accumulated net realized loss


10



                                     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

on investments to additional paid-in-capital, respectively. These reclassifications were the result of permanent book to tax differences resulting from foreign currency losses and tax return of capital distributions. These reclasses had no effect on net investment income, net realized gains and losses and net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the 'Adviser'), an advisory fee at an annual rate of
 .60 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed under the terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation currently imposed by any state is 2 1/2% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of the Fund's average daily net assets and 1 1/2% of its average daily net assets in excess of $100 million. No reimbursement was required by the Adviser for the year ended October 31, 1995. Pursuant to the advisory agreement, the Fund also paid $166,607 to the Adviser representing the costs of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1995.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $476,068 for the year ended October 31, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $1,754 from the sale of Class A shares and $149,566 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended October 31, 1995.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and up to 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $10,014,626 and $330,171 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


11



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $451,029,066 and $418,944,521, respectively, for the year ended October 31, 1995.

The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.
The Fund's custodian will place and maintain cash not available for investment or government securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure of the Fund in that particular currency contract.

At October 31, 1995, the Fund had outstanding forward exchange currency contracts, as follows:


                               CONTRACT    VALUE ON     U.S. $     UNREALIZED
                                AMOUNT   ORIGINATION    CURRENT   APPRECIATION
                                 (000)       DATE        VALUE   (DEPRECIATION)
                               --------  ----------- ----------- --------------
FOREIGN CURRENCY BUY CONTRACTS
Australian Dollars,
  expiring 12/18/95              7,137  $ 5,391,206  $ 5,426,339   $  35,133
British Pounds,
  expiring 1/25/96               2,700    4,251,555    4,260,293       8,738
Canadian Dollars,
  expiring 11/17/95             14,517   10,646,008   10,803,167     157,159
Deutsche Marks,
  expiring 12/04/95-1/22/96     36,420   25,852,968   25,956,017     103,049
Indonesian Rupiah,
  expiring 11/13/95         11,650,000    5,000,000    5,113,495     113,495
Japanese Yen,
  expiring 1/11/96             500,000    5,110,645    4,945,564    (165,081)
Netherlands Guilder,
  expiring 11/01/95             14,573    9,236,825    9,238,880       2,055
New Zealand Dollars,
  expiring 11/06/95-11/27/95    37,328   24,652,276   24,627,510     (24,766)
Spanish Pesetas,
  expiring 1/25/96             565,452    4,585,239    4,598,781      13,542


12



                                     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

                               CONTRACT    VALUE ON     U.S. $    UNREALIZED
                                AMOUNT   ORIGINATION    CURRENT   APPRECIATION
                                 (000)       DATE        VALUE   (DEPRECIATION)
                               -------  ------------ ----------- --------------
FOREIGN CURRENCY SALE CONTRACTS
British Pounds,
  expiring 1/25/96               2,726  $ 4,279,221  $ 4,300,113  $   (20,892)
Canadian Dollars,
  expiring 11/17/95             52,586   39,159,933   39,145,242       14,691
Deutsche Marks,
  expiring 1/10/96-1/22/96     117,654   80,790,075   83,896,823   (3,106,748)
Finnish Markka,
  expiring 11/27/95             35,188    8,195,356    8,290,279      (94,923)
Indonesian Rupiah,
  expiring 11/13/95         11,650,000    5,019,388    5,111,659      (92,271)
Japanese Yen,
  expiring 1/11/96.          1,220,000   13,788,304   12,063,767    1,724,537
Netherlands Guilder,
  expiring 11/01/95-2/01/96     29,146   18,745,073   18,522,580      222,493
New Zealand Dollars,
  expiring 11/06/95-11/15/95    33,133   21,794,158   21,853,540      (59,382)
Spanish Pesetas,
  expiring 1/25/96           1,398,264   11,147,766   11,368,398     (220,632)
Swiss Francs,
  expiring 12/04/95-1/18/96     18,605   16,328,415   16,470,859     (142,444)
                                                                  $(1,532,247)


For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.


13



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

Transactions in options written for the year ended October 31, 1995 were as follows:


                                                      NUMBER OF
                                                      CONTRACTS    PREMIUMS
                                                      ---------    ---------
Options outstanding at beginning of year                   1       $ 50,000
Options written                                            2         29,238
Options terminated in closing purchase transactions       (1)       (50,000)
Options expired                                           (2)       (29,238)
Options outstanding at end of year                        -0-      $     -0-


The Fund enters into currency and interest rate swaps to protect itself from interest rate fluctuations on the underlying floating rate debt instruments as well as foreign currency fluctuations. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of a counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts.

                                                         RATE TYPE
                                              ---------------------------------   UNREALIZED
     SWAP           NOTIONAL     TERMINATION  PAYMENTS MADE   PAYMENTS RECEIVED  APPRECIATION
 COUNTERPARTY        AMOUNT        DATE        BY THE FUND       BY THE FUND    (DEPRECIATION)
--------------  ---------------  -----------  --------------  -----------------  -------------
Morgan Stanley  THB 245,550,000    5/13/96                       Fixed-11.20%      $(191,661)
                USD 10,000,000     5/13/96    Floating-LIBOR

J.P. Morgan     DEM 15,000,000     8/17/97    Fixed-5.225%       Floating-LIBOR     (119,407)
J.P. Morgan     DEM 7,000,000      8/17/00    Floating-LIBOR     Fixed-6.33%          95,526
                                                                                    $(215,542)


Net unrealized depreciation of the outstanding interest rate swap contract at October 31, 1995 was $215,542.

At October 31, 1995, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $3,186,608 and gross unrealized depreciation of investments was $2,491,106, resulting in net unrealized appreciation of $695,502 (excluding foreign currency transactions). At October 31, 1995, the Fund had a capital loss carryforward of $20,333,496 of which $3,437,491 expires in the year 2000, $2,099,120 in 2001, $8,740,977 in 2002, and $6,055,908 in the year 2003. In addition, under certain conditions, the Fund may be able to use up to $7,984,508 of ACM Managed Multi-Market Trust, Inc.'s capital loss carryforward, which was acquired by the Fund on May5,1995.


14



                                     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

NOTE E: BANK BORROWING
The Fund entered into a Multi-Currency Credit Agreement with Morgan Guaranty Trust Company of New York on November 18, 1994, which terminates on November 18, 1997 unless extended for an additional one year period by the Fund. The maximum credit available is $50,000,000 and requires no collateralization. There was no loan outstanding during the year. The Fund is obligated to pay Morgan Guaranty a commitment fee computed at a rate of .1875 of 1% per annum on the unused daily portion of the revolving credit.

NOTE F: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                  SHARES                     AMOUNT
                       -------------------------  -----------------------------
                        YEAR ENDED   YEAR ENDED     YEAR ENDED      YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                            1995         1994           1995            1994
                       -----------  ------------  -------------  --------------
CLASS A
Shares sold               305,681       382,456   $  2,874,213   $   3,275,749
Shares issued in
  reinvestment of
  dividends               260,742       334,702      1,837,650       2,839,409
Shares issued in
  connection with the
  acquisition of
  ACM Managed
  Multi-Market Trust   11,271,799            -0-    76,655,259              -0-
Shares redeemed        (7,101,609)   (3,480,825)   (48,938,183)    (29,367,740)
Net increase(decrease)  4,736,613    (2,763,667)  $ 32,428,939   $ (23,252,582)

CLASS B
Shares sold               635,644     1,011,425   $  4,405,832   $   8,698,652
Shares issued in
  reinvestment of
  dividends               655,586     1,436,045      4,703,261      12,212,040
Shares redeemed       (13,315,785)  (21,584,883)   (94,453,615)   (181,536,799)
Net decrease          (12,024,555)  (19,137,413)  $(85,344,522)  $(160,626,107)

CLASS C
Shares sold                56,352       857,043   $    405,752   $   7,534,842
Shares issued in
  reinvestment of
  dividends                 5,580        12,291         39,757         104,261
Shares redeemed          (102,739)     (793,761)      (729,817)     (6,811,546)
Net increase(decrease)    (40,807)       75,573   $   (284,308)   $    827,557


NOTE G: ACQUISITION OF THE ACM MANAGED MULTI-MARKET TRUST, INC.
On May 5, 1995, the Fund acquired all the net assets of the ACM Managed Multi-Market Trust, Inc. ('AMMF') pursuant to a plan of reorganization approved by AMMF's shareholders on April 21, 1995. The acquisition was accomplished by a tax-free exchange of 11,271,799 shares of the Fund for 9,980,238 shares of AMMF on May 5, 1995. The aggregate net assets of theFund and AMMF immediately before the acquisition were $176,593,212 and $76,655,259 (including unrealized depreciation of $1,014,370) respectively. Immediately after the acquisition the combined net assets of the Fund amounted to $253,248,471.


15



FINANCIAL HIGHLIGHTS                 ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                                              CLASS A
                                                     ------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,            MAY 29,1991(A)
                                                     --------------------------------------------  TO OCTOBER 28,
                                                        1995        1994        1993        1992        1991
                                                     ----------  --------  ----------  ----------  --------------
Net asset value, beginning of period                   $8.04       $8.94       $8.85       $9.91      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                    .77(f)      .85        1.02        1.00         .42
Net realized and unrealized loss on investments
  and foreign currency transactions                    (1.31)      (1.08)       (.26)      (1.23)       (.09)
Net increase (decrease) in net asset value
  from operations                                       (.54)       (.23)        .76        (.23)        .33

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      -0-       (.09)       (.67)       (.81)       (.42)
Distributions from net realized gains                     -0-         -0-         -0-       (.02)         -0-
Tax return of capital                                   (.67)       (.58)         -0-         -0-         -0-
Total dividends and distributions                       (.67)       (.67)       (.67)       (.83)       (.42)
Net asset value, end of period                         $6.83       $8.04       $8.94       $8.85      $ 9.91

TOTAL RETURN
Total investment return based on net asset value(b)    (6.47)%     (2.64)%      9.01%      (2.80)%      3.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)            $76,837     $52,385     $82,977    $141,526    $143,594
Ratio to average net assets of:
  Expenses                                              1.60%       1.41%       1.94%       2.53%       2.81%(c)
  Expenses, excluding interest expense(e)               1.55%       1.30%       1.40%       1.33%       1.33%(c)
  Net investment income                                 8.56%       7.17%       9.17%      10.58%      10.17%(c)
Portfolio turnover rate                                  400%        605%        200%        239%        121%


See footnote summary on page 18.


16



                                     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS B
                                                     ------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,          MAY 29,1991(A)
                                                     --------------------------------------------- TO OCTOBER 28,
                                                        1995        1994        1993        1992        1991
                                                     ----------  ---------  ---------  -----------  -------------
Net asset value, beginning of period                   $8.04       $8.94       $8.85       $9.91      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                    .44(f)      .88         .92        1.04         .39
Net realized and unrealized loss on investments
  and foreign currency transactions                    (1.05)      (1.18)       (.22)      (1.34)       (.09)
Net increase (decrease) in net asset value from
  operations                                            (.61)       (.30)        .70        (.30)        .30

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      -0-       (.08)       (.61)       (.74)       (.39)
Distributions from net realized gains                     -0-         -0-         -0-       (.02)         -0-
Tax return of capital                                   (.60)       (.52)         -0-         -0-         -0-
Total dividends and distributions                       (.60)       (.60)       (.61)       (.76)       (.39)
Net asset value, end of period                         $6.83       $8.04       $8.94       $8.85      $ 9.91

TOTAL RETURN
Total investment return based on net asset value(b)    (7.31)%     (3.35)%      8.25%      (3.51)%      3.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)           $116,551    $233,896    $431,186    $701,465    $662,981
Ratio to average net assets of:
  Expenses                                              2.29%       2.11%       2.64%       3.24%       3.53%(c)
  Expenses, excluding interest expense(e)               2.22%       2.01%       2.11%       2.05%       2.05%(c)
  Net investment income                                 7.53%       6.44%       8.46%       9.83%       9.40%(c)
Portfolio turnover rate                                  400%        605%        200%        239%        121%


See footnote summary on page 18.

17

FINANCIAL HIGHLIGHTS (CONTINUED)     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                           CLASS C
                                                -------------------------------
                                                                      MAY 3,
                                                YEAR ENDED OCT. 31,   1993(D)
                                                 ------------------  TO OCT.31,
                                                   1995      1994      1993
                                                 --------- -------- -----------
Net asset value, beginning of period              $8.04     $8.94     $8.76

INCOME FROM INVESTMENT OPERATIONS
Net investment income                               .44(f)    .46       .32
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions (1.04) (.75) .16 Net increase (decrease) in net asset value
  from operations                                  (.60)     (.29)      .48

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 -0-     (.09)     (.30)
Distributions from net realized gains                -0-       -0-       -0-
Tax return of capital                              (.61)     (.52)       -0-
Total dividends and distributions                  (.61)     (.61)     (.30)
Net asset value, end of period                    $6.83     $8.04     $8.94

TOTAL RETURN
Total investment return based on net asset
  value(b)                                        (7.29)%   (3.34)%    5.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $786    $1,252      $718
Ratio to average net assets of:
  Expenses                                         2.29%     2.08%     2.44%(c)
  Expenses, excluding interest expense(e)          2.24%     1.99%     2.11%(c)
  Net investment income                            7.55%     6.10%     7.17%(c)
Portfolio turnover rate                             400%      605%      200%


(a)  Commencement of operations.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Commencement of distribution.

(e)  Interest expense includes commitment fees paid.

(f)  Based on average shares outstanding.


18



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                 ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Multi-Market Strategy Trust, Inc. (the 'Fund'), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Multi-Market Strategy Trust, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

Ernst &Young LLP

New York, New York,
December 11, 1995


19



                                     ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


20



ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

ASTAR